NASSAU LIFE INSURANCE COMPANY

Nassau Life Variable Accumulation Account

Nassau Life Variable Universal Life Account

Nassau Life Separate Account C

Nassau Life Separate Account D

PHL VARIABLE INSURANCE COMPANY

PHL Variable Accumulation Account

PHL Variable Accumulation Account II

PHLVIC Variable Universal Life Account

NASSAU LIFE AND ANNUITY COMPANY

Nassau Life and Annuity Variable Universal Life Account

NOTICE OF UNDERLYING FUND MERGER

DATED MARCH 7, 2023

On or about April 21, 2023 (the “merger date”), two underlying funds for your variable annuity or variable life insurance contract will merge: the Wanger Select fund (the “merging fund”) will merge into the Wanger Acorn fund (the “surviving fund”). On the merger date, any contract value allocated to the variable investment option corresponding to the merging fund will be automatically transferred to the variable investment option corresponding to the surviving fund. Such transfer will occur without charge and will not count toward any limit on transfers.

The merger will not result in any change to your contract value or any cost to you. There will be no tax consequences for you. The fees and charges under your contract will not increase as a result of the merger. Your rights and our obligations under your contract will not be altered in any way.

Please note the following free transfer rights in connection with the merger:

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From the date of this notice through the merger date, you may transfer any contract value allocated to the variable investment option corresponding to the merging fund to any other variable investment option available under your contract free of charge.

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For 60 days after the merger date, if any portion of your contract value was automatically transferred to the variable investment option corresponding to the surviving fund as a result of the merger, you may transfer contract value allocated to that variable investment option to any other variable investment option available under your contract free of charge.

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Any such free transfer will not count toward any limit on the number of transfers that may be performed under your contract (except restrictions to discourage frequent transfer activity and/or market timing).

After the merger date, the variable investment option corresponding to the merging fund will no longer be available for investment. All standing instructions that include the variable investment option corresponding to the merging fund will be automatically updated to include the variable investment option corresponding to the surviving fund.

If you have any questions regarding this notice, please contact the customer service center for your contract.

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Prospectus (497) and Updating Summary Prospectus Supplement (497VPU)
Nassau Life Variable Accumulation Account: 002-78020	Nassau Life Variable Universal Life Account: 033-23251	PHL Variable Accumulation Account: 033-87376

Prospectus Supplement (497)
Nassau Life Variable Accumulation Account: 333-123035; 333-68872; 333-82916; 333-31320; 333-47862; 333-153048	Nassau Life Variable Universal Life Account: 033-06793; 333-86921; 333-119919; 033-37129; 333-146301; 333-149636; 333-152387; 033-37330; 333-23171; 333-58757	PHL Variable Accumulation Account: 333-123040; 333-68164; 333-82912; 333-95611; 333-48140; 333-78761; 333-152905

Nassau Life and Annuity Variable Universal Life Account: 333-12989	Nassau Life Separate Account C: 033-49564	Nassau Life Separate Account D: 033-49562

PHL Variable Accumulation Account II: 333-147565	PHLVIC Variable Universal Life Account: 333-143656; 333-149105; 333-119916; 333-76778; 333-81458; 333-65823; 333-152389